Exhibit 99.1

Union Pacific Reports Third Quarter 2017 Results

Third Quarter Diluted Earnings per Share up 10 percent

FOR IMMEDIATE RELEASE

Third Quarter Results

•	Diluted earnings per share of $1.50 increased 10 percent.
•	Operating income totaled $2.0 billion, up 3 percent.
•	Operating ratio of 62.8 percent, up 0.7 points.

Omaha, Neb., Oct. 26, 2017 – Union Pacific Corporation (NYSE: UNP) today reported 2017 third quarter net income of $1.2 billion, or a $1.50 per diluted share.  This compares to $1.1 billion, or $1.36 per diluted share, in the third quarter 2016.

“During the quarter, our company faced the unprecedented challenge of Hurricane Harvey,” said Lance Fritz, Union Pacific chairman, president and chief executive officer.  “I want to thank the men and women of Union Pacific who worked tirelessly and heroically to quickly and safely restore our network and operations from the storm and related flooding.  Given these challenges, I am pleased with our results and look forward to continuing to build on the foundation provided by our six-track value strategy.”

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Third Quarter Summary

Operating revenue of $5.4 billion was up 5 percent in the third quarter 2017 compared to the third quarter 2016.  Third quarter business volumes, as measured by total revenue carloads, declined 1 percent compared to 2016.  Volume increases in industrial products were more than offset by declines in agricultural products, automotive, chemicals and coal.  Intermodal volume was flat compared to 2016.  In addition:

•	Quarterly freight revenue improved 4 percent compared to the third quarter 2016, as increased fuel surcharge revenue, core pricing gains and positive mix of traffic all contributed to the increase.
•	Union Pacific’s third quarter operating ratio of 62.8 percent increased 0.7 points compared to the third quarter 2016. Higher fuel prices negatively impacted the operating ratio by 0.3 points.
•	The $1.77 per gallon average quarterly diesel fuel price in the third quarter 2017 was 13 percent higher than the third quarter 2016.
•	Quarterly train speed, as reported to the Association of American Railroads, was 25.4 mph, 2 percent slower than the third quarter 2016.
•	The year-to-date reportable personal injury rate of 0.78 per 200,000 employee-hours increased from the record year-to-date rate of 0.77 achieved in 2016.
•	Union Pacific repurchased 11.8 million shares in the third quarter 2017 at an aggregate cost of nearly $1.3 billion.
•	Included in the third quarter results are the following previously disclosed items:
	EPS Impact	Operating Ratio Impact
	Favorable / (Unfavorable)	Favorable / (Unfavorable)
Workforce Reduction Charge	($0.06)	(1.55) pts
Hurricane Harvey Impact	($0.04)	(0.75) pts
Illinois State Income Tax Adjustment	($0.04)	N/A
Land Sale	$0.04	N/A
Resolution of a Litigation Matter	$0.05	N/A

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Summary of Third Quarter Freight Revenues

•	Automotive down 3 percent
•	Agricultural Products down 2 percent
•	Coal down 2 percent
•	Chemicals up 2 percent
•	Intermodal up 3 percent
•	Industrial Products up 26 percent

2017 Outlook

“As the economy continues to ebb and flow, we will focus on executing our value strategy.  We will use innovation to enhance our customer experience while continuing to drive resource productivity throughout the organization as we progress our G55 + 0 initiatives,” Fritz said.  “Looking ahead to 2018, our engaged team is laser focused on building upon our recent success.  Our goal is to continue creating long-term enterprise value for all of our stakeholders as we improve our top-line and progress toward our margin improvement targets.”

Third Quarter 2017 Earnings Conference Call

Union Pacific will host its third quarter 2017 earnings release presentation live over the Internet and via teleconference on Thursday, October 26, 2017 at 8:45 a.m. Eastern Time.  The presentation will be webcast live over the internet on Union Pacific’s website at www.up.com/investor.  Alternatively, the webcast can be accessed directly through the following link.  Participants may join the conference call by dialing 877/407-8293 (or for international participants, 201/689-8349).

ABOUT UNION PACIFIC

Union Pacific Railroad is the principal operating company of Union Pacific Corporation (NYSE: UNP). One of America's most recognized companies, Union Pacific Railroad connects 23 states in the western two-thirds of the country by rail, providing a critical link in the global supply chain. In the past 10 years, 2007-2016, Union Pacific invested approximately $34 billion in its network and operations to support America’s transportation infrastructure.  The railroad’s diversified business mix includes Agricultural Products, Automotive, Chemicals, Coal, Industrial Products and Intermodal. Union Pacific

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serves many of the fastest-growing U.S. population centers, operates from all major West Coast and Gulf Coast ports to eastern gateways, connects with Canada's rail systems and is the only railroad serving all six major Mexico gateways. Union Pacific provides value to its roughly 10,000 customers by delivering products in a safe, reliable, fuel-efficient and environmentally responsible manner.

Union Pacific Investor contact: Mike Staffenbeal at 402-544-4227 or mstaffen@up.com

Union Pacific Media contact:  Raquel Espinoza at 402-544-5034 or respinoza@up.com

Supplemental financial information is attached.

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This presentation and related materials contain statements about the Company’s future that are not statements of historical fact, including specifically the statements regarding the Company’s expectations with respect to economic conditions; its ability to generate financial returns, improve resource productivity and use innovation to enhance customer experience; implementing corporate strategies; and providing excellent service to its customers and returns to its shareholders.  These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934.  Forward-looking statements also generally include, without limitation, information or statements regarding:  projections, predictions, expectations, estimates or forecasts as to the Company’s and its subsidiaries’ business, financial, and operational results, and future economic performance;  and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved.  Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement.  Important factors, including risk factors, could affect the Company’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements.  Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2016, which was filed with the SEC on February 3, 2017.  The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made.  The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information.  If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements.  References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and Percentages,	3rd Quarter				Year-to-Date
For the Periods Ended September 30,	2017	2016	%		2017	2016	%
Operating Revenues
Freight revenues	$5,050	$4,837	4%		$14,750	$13,769	7%
Other revenues	358	337	6		1,040	1,004	4
Total operating revenues	5,408	5,174	5		15,790	14,773	7
Operating Expenses
Compensation and benefits	1,298	1,191	9		3,752	3,564	5
Purchased services and materials	615	566	9		1,778	1,705	4
Depreciation	528	512	3		1,573	1,518	4
Fuel	450	392	15		1,344	1,058	27
Equipment and other rents	275	282	(2)		824	857	(4)
Other	230	271	(15)		709	764	(7)
Total operating expenses	3,396	3,214	6		9,980	9,466	5
Operating Income	2,012	1,960	3		5,810	5,307	9
Other income	151	29	F		261	152	72
Interest expense	(180)	(184)	(2)		(531)	(524)	1
Income before income taxes	1,983	1,805	10		5,540	4,935	12
Income taxes	(789)	(674)	17		(2,106)	(1,846)	14
Net Income	$1,194	$1,131	6%		$3,434	$3,089	11%

Share and Per Share
Earnings per share - basic	$1.50	$1.36	10%		$4.27	$3.69	16%
Earnings per share - diluted	$1.50	$1.36	10		$4.26	$3.68	16
Weighted average number of shares - basic	794.5	829.0	(4)		803.4	836.8	(4)
Weighted average number of shares - diluted	797.6	832.2	(4)		806.5	839.6	(4)
Dividends declared per share	$0.605	$0.55	10		$1.815	$1.65	10

Operating Ratio	62.8%	62.1%	0.7	pts	63.2%	64.1%	(0.9)	pts
Effective Tax Rate	39.8%	37.3%	2.5	pts	38.0%	37.4%	0.6	pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	3rd Quarter			Year-to-Date
For the Periods Ended September 30,	2017	2016	%	2017	2016	%
Freight Revenues (Millions)
Agricultural Products	$914	$937	(2)%	$2,763	$2,664	4%
Automotive	469	485	(3)	1,486	1,483	-
Chemicals	896	875	2	2,679	2,617	2
Coal	711	728	(2)	1,978	1,741	14
Industrial Products	1,079	855	26	3,016	2,519	20
Intermodal	981	957	3	2,828	2,745	3
Total	$5,050	$4,837	4%	$14,750	$13,769	7%
Revenue Carloads (Thousands)
Agricultural Products	232	258	(10)%	719	722	-%
Automotive	200	210	(5)	627	644	(3)
Chemicals	259	274	(5)	785	817	(4)
Coal	331	341	(3)	920	846	9
Industrial Products	325	283	15	918	832	10
Intermodal*	841	838	-	2,452	2,435	1
Total	2,188	2,204	(1)%	6,421	6,296	2%
Average Revenue per Car
Agricultural Products	$3,951	$3,637	9%	$3,844	$3,691	4%
Automotive	2,341	2,310	1	2,370	2,302	3
Chemicals	3,457	3,201	8	3,412	3,206	6
Coal	2,143	2,134	-	2,150	2,057	5
Industrial Products	3,325	3,019	10	3,287	3,028	9
Intermodal*	1,166	1,141	2	1,153	1,127	2
Average	$2,307	$2,195	5%	$2,297	$2,187	5%

*Each intermodal container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

	Sep. 30,	Dec. 31,
Millions, Except Percentages	2017	2016
Assets
Cash and cash equivalents	$1,847	$1,277
Short-term investments	90	60
Other current assets	2,512	2,259
Investments	1,566	1,457
Net properties	51,036	50,389
Other assets	346	276
Total assets	$57,397	$55,718

Liabilities and Common Shareholders' Equity
Debt due within one year	$903	$758
Other current liabilities	2,928	2,882
Debt due after one year	15,930	14,249
Deferred income taxes	16,524	15,996
Other long-term liabilities	1,961	1,901
Total liabilities	38,246	35,786
Total common shareholders' equity	19,151	19,932
Total liabilities and common shareholders' equity	$57,397	$55,718

Debt to Capital	46.8%	43.0%
Adjusted Debt to Capital*	50.4%	47.3%

*  Adjusted Debt to Capital is a non-GAAP measure; however, management believes that it is an important measure in evaluating our financial performance. See page 8 for a reconciliation to GAAP.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Year-to-Date
For the Periods Ended September 30,	2017	2016
Operating Activities
Net income	$3,434	$3,089
Depreciation	1,573	1,518
Deferred income taxes	514	519
Other - net	(123)	341
Cash provided by operating activities	5,398	5,467

Investing Activities
Capital investments	(2,379)	(2,604)
Purchases of short-term investments	(90)	(580)
Maturities of short-term investments	60	250
Other - net	149	115
Cash used in investing activities	(2,260)	(2,819)

Financing Activities
Common shares repurchased	(2,882)	(2,100)
Debt issued	2,285	1,883
Dividends paid	(1,460)	(1,382)
Debt repaid	(471)	(481)
Other - net	(40)	(50)
Cash used in financing activities	(2,568)	(2,130)

Net Change in Cash and Cash Equivalents	570	518
Cash and cash equivalents at beginning of year	1,277	1,391
Cash and Cash Equivalents at End of Period	$1,847	$1,909

Free Cash Flow*
Cash provided by operating activities	$5,398	$5,467
Cash used in investing activities	(2,260)	(2,819)
Dividends paid	(1,460)	(1,382)
Free cash flow	$1,678	$1,266

*Free cash flow is a non-GAAP measure; however, we believe this measure is important to management and investors in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	3rd Quarter			Year-to-Date
For the Periods Ended September 30,	2017	2016	%	2017	2016	%
Operating/Performance Statistics
Gross ton-miles (GTMs) (millions)	229,791	224,633	2%	671,547	633,056	6%
Employees (average)	42,056	42,756	(2)	42,127	43,154	(2)
GTMs (millions) per employee	5.46	5.25	4	15.94	14.67	9

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$ 1.77	$ 1.57	13%	$ 1.74	$ 1.42	23%
Fuel consumed in gallons (millions)	245	242	1	744	721	3
Fuel consumption rate*	1.063	1.075	(1)	1.107	1.139	(3)

AAR Reported Performance Measures
Average train speed (miles per hour)	25.4	26.0	(2)%	25.5	26.6	(4)%
Average terminal dwell time (hours)	30.0	28.0	7	29.6	27.9	6

Revenue Ton-Miles (Millions)
Agricultural Products	21,943	24,235	(9)%	67,491	68,091	(1)%
Automotive	4,353	4,381	(1)	13,707	13,487	2
Chemicals	16,358	16,719	(2)	49,259	50,832	(3)
Coal	34,865	35,030	-	97,144	83,614	16
Industrial Products	22,040	17,552	26	62,200	51,497	21
Intermodal	19,411	19,566	(1)	58,070	57,500	1
Total	118,970	117,483	1%	347,871	325,021	7%

*Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2017
Millions, Except Per Share Amounts and Percentages,	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Operating Revenues
Freight revenues	$4,794	$4,906	$5,050	$14,750
Other revenues	338	344	358	1,040
Total operating revenues	5,132	5,250	5,408	15,790
Operating Expenses
Compensation and benefits	1,257	1,197	1,298	3,752
Purchased services and materials	566	597	615	1,778
Depreciation	520	525	528	1,573
Fuel	460	434	450	1,344
Equipment and other rents	276	273	275	824
Other	260	219	230	709
Total operating expenses	3,339	3,245	3,396	9,980
Operating Income	1,793	2,005	2,012	5,810
Other income	67	43	151	261
Interest expense	(172)	(179)	(180)	(531)
Income before income taxes	1,688	1,869	1,983	5,540
Income taxes	(616)	(701)	(789)	(2,106)
Net Income	$1,072	$1,168	$1,194	$3,434

Share and Per Share
Earnings per share - basic	$1.32	$1.45	$1.50	$4.27
Earnings per share - diluted	$1.32	$1.45	$1.50	$4.26
Weighted average number of shares - basic	811.5	804.1	794.5	803.4
Weighted average number of shares - diluted	814.8	807.2	797.6	806.5
Dividends declared per share	$0.605	$0.605	$0.605	$1.815

Operating Ratio	65.1%	61.8%	62.8%	63.2%
Effective Tax Rate	36.5%	37.5%	39.8%	38.0%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2017
	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Freight Revenues (Millions)
Agricultural Products	$942	$907	$914	$2,763
Automotive	504	513	469	1,486
Chemicals	885	898	896	2,679
Coal	648	619	711	1,978
Industrial Products	907	1,030	1,079	3,016
Intermodal	908	939	981	2,828
Total	$4,794	$4,906	$5,050	$14,750
Revenue Carloads (Thousands)
Agricultural Products	250	237	232	719
Automotive	212	215	200	627
Chemicals	257	269	259	785
Coal	304	285	331	920
Industrial Products	278	315	325	918
Intermodal*	787	824	841	2,452
Total	2,088	2,145	2,188	6,421
Average Revenue per Car
Agricultural Products	$3,773	$3,813	$3,951	$3,844
Automotive	2,373	2,393	2,341	2,370
Chemicals	3,448	3,334	3,457	3,412
Coal	2,134	2,173	2,143	2,150
Industrial Products	3,261	3,271	3,325	3,287
Intermodal*	1,154	1,140	1,166	1,153
Average	$2,297	$2,287	$2,307	$2,297

*Each intermodal container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Debt to Capital*
	Sep. 30,	Dec. 31,
Millions, Except Percentages	2017	2016
Debt (a)	$16,833	$15,007
Equity	19,151	19,932
Capital (b)	$35,984	$34,939
Debt to capital (a/b)	46.8%	43.0%

*  Total debt divided by total debt plus equity. We believe this measure is important to management and investors in evaluating our balance sheet strength and is important in managing our credit ratios and financing relationships.

Adjusted Debt to Capital, Reconciliation to GAAP*
	Sep. 30,	Dec. 31,
Millions, Except Percentages	2017	2016
Debt	$16,833	$15,007
Net present value of operating leases	2,186	2,435
Unfunded pension and OPEB, net of taxes of $256 and $261	417	436
Adjusted debt (a)	19,436	17,878
Equity	19,151	19,932
Adjusted capital (b)	$38,587	$37,810
Adjusted debt to capital (a/b)	50.4%	47.3%

*  Total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation divided by total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation plus equity. Operating leases were discounted using 4.6% at September 30, 2017, and 4.7% at December 31, 2016. The discount rate reflects our effective interest rate. We believe this measure is important to management and investors in evaluating the total amount of leverage in our capital structure including off-balance sheet lease obligations.